UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number One

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023 (January 27, 2023)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong SAR
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Explanatory Note

This Current Report on Form 8-K/A Amendment Number One (“Amendment”) amends Item 1.01 of the Current Report on Form 8-K filed by Value Exchange International, Inc. (“Company”) on February 2, 2023 with the Commission (“Original Form 8-K”) for the sole purpose of correcting the following corporate information about GigWorld Inc., a Delaware corporation, (“GigWorld”): (1) GigWorld’s trading symbol for its common stock is “GIGW”, however GigWorld’s common stock is not presently traded; (2) GigWorld files periodic reports under the Securities Exchange Act of 1934 by virtue of registering under the Securities Act of 1933 and does not have a class of securities registered under the Securities Exchange Act of 1934; and (3) the majority shareholder of GigWorld as of the date of this Amendment is Alset Inc. Chan Heng Fai is the Chairman and Chief Executive Officer of Alset Inc. and the Chairman of GigWorld.

This Amendment should be read in conjunction with the Original Form 8-K. Except as set forth above, the Original Form 8-K remains unchanged.

ITEM 9.01. Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee Kenneth
Name:	Tan Seng Wee Kenneth
Title:	Chief Executive Officer and President
Date:	February 7, 2023